UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	09/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus High Yield Strategies Fund

SEMIANNUAL REPORT September 30, 2017

Dreyfus High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Strategies Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus High Yield Strategies Fund, covering the six-month period from April 1, 2017 through September 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the past six months as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward growth-oriented companies and away from more economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe, Japan, and the emerging markets. In the bond market, despite two short-term interest rate hikes from the Federal Reserve Board, yields of longer term U.S. government securities moderated somewhat and prices rose when it became clearer that pro-growth legislation would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
October 16, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from April 1, 2017 through September 30, 2017, as provided by Chris Barris, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended September 30, 2017, Dreyfus High Yield Strategies Fund produced a total return of 5.02% (on a net-asset-value basis) and provided aggregate income dividends of $0.153 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 4.22% for the same period.2

High yield bonds produced solidly positive total returns amid expectations of stronger economic growth and improving business conditions. Our sector allocation strategy and some favorable security selections enabled the fund to outperform the Index. In a low-interest-rate environment, the fund reduced its dividend distribution rate in July 2017.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating rate loans.

Changing Monetary Policies Influenced Bond Markets

Robust labor markets and evidence of stronger economic growth prompted a gradual move away from central banks’ aggressively accommodative monetary policies of the past few years. Although the Federal Reserve Board raised its target for the overnight federal funds rate during the reporting period, longer-term U.S. interest rates moderated as investors increasingly realized that the new presidential administration’s policy reforms were far from certain. Consequently, yield differences narrowed along the broad bond market’s maturity range.

High yield bonds generally produced higher returns than their higher-quality counterparts in an environment of stronger global economic growth, rising corporate earnings, and falling default rates. CCC-rated bonds typically produced higher returns than B- or BB-rated bonds, leading to narrower spreads along the high yield credit-quality spectrum. The health care and banking sectors fared especially well. Although energy companies struggled over much of the reporting period, they later rebounded when oil prices stabilized.

In addition, low interest rates have led to an increased level of early redemptions (“calls”) of high yield bonds so far in 2017. As of September 30, approximately 19% of the fund’s holdings were callable within one year, compared to an average of 15% over the past five years.3

Sector Allocation Strategy Bolstered Relative Results

The fund’s performance compared to the Index during the reporting period was enhanced by our sector allocation strategy. Most notably, we maintained underweighted exposure to traditional retailers facing competitive challenges from online sellers. Relatively light holdings of broadcasters also aided relative results. Conversely, the fund held an overweighted position among homebuilders that fared well in a robust housing market.

DISCUSSION OF FUND PERFORMANCE (continued)

The fund further benefited from several individual security selections, particularly bonds backed by certain companies in the telecommunications and services sectors. However, the impact of these winners on relative results was offset by weaker security selections in the energy sector. Therefore, our security selection strategy overall produced results that were roughly in line with the Index.

The fund’s interest-rate strategy proved relatively ineffective over the reporting period. We set the fund’s average duration in a short position compared to the Index in order to capture higher levels of income more quickly in a rising interest-rate environment. However, our focus on securities with maturities between one and five years prevented the fund from participating more in the benefits of falling long-term interest rates.

Positioned for Economic and Earnings Growth

We remain optimistic regarding the prospects for high yield bonds. As of the end of the reporting period, market fundamentals appear strong, supported by rising corporate earnings, robust labor markets, strengthening housing markets, and solid consumer and business confidence. Technical factors also appear to remain positive, as indicated by low default rates and relatively high credit ratings for newly issued high yield securities. While valuations have become richer, they remain below long-term averages.

In this generally constructive environment, we have maintained overweighted exposure to packaging companies and homebuilders that seem likely to continue to benefit from current economic and political trends. We also have emphasized certain technology companies, including software developers, in the midst of several positive secular growth trends, such as cloud computing. Conversely, we have identified relatively few opportunities among retailers and landline telecommunication services providers that are struggling with competition from online sellers and wireless carriers, respectively.

October 16, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

3 Callable securities give the issuer the option to prepay or “call” the securities before their maturity date, which may reduce the market value of the security if the security’s market price is above its call price. Issuers often exercise this right when interest rates are lower than when the security was issued. If an issuer “calls” its securities during a time of lower interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, which could impact the fund’s yield and, indirectly, its market price.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS
September 30, 2017 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3%
Casinos - 4.2%
Caesars Growth Properties Holdings, Scd. Notes		9.38	5/1/22	1,225,000		1,327,594
Eldorado Resorts, Gtd. Notes		7.00	8/1/23	725,000	[b]	787,531
International Game Technology, Sr. Scd. Notes		6.50	2/15/25	515,000	[b,c]	581,306
MGM Resorts International, Gtd. Notes		7.75	3/15/22	740,000	[b]	865,800
Scientific Games International, Gtd. Notes		10.00	12/1/22	4,915,000	[b]	5,461,794
TVL Finance, Sr. Scd. Notes	GBP	8.50	5/15/23	1,399,500	[c]	2,077,898
					11,101,923
Consumer Discretionary - 12.8%
Aston Martin Capital Holdings, Sr. Scd. Notes		6.50	4/15/22	950,000	[c]	1,022,324
Beacon Roofing Supply, Gtd. Notes		6.38	10/1/23	805,000	[b]	861,350
Beazer Homes USA, Gtd. Notes		8.75	3/15/22	1,100,000	[b]	1,221,000
Beazer Homes USA, Sr. Unscd. Notes		5.88	10/15/27	126,000	[c]	126,315
Brookfield Residential Properties, Gtd. Notes		6.38	5/15/25	910,000	[c]	962,325
CalAtlantic Group, Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,111,062
CBS Radio, Sr. Unscd. Notes		7.25	11/1/24	1,795,000	[b,c]	1,925,137
DriveTime Automotive Group, Sr. Scd. Notes		8.00	6/1/21	1,755,000	[b,c]	1,774,744
Eldorado Resorts, Gtd. Notes		6.00	4/1/25	430,000	[b]	453,736
Mattamy Group, Sr. Unscd. Notes		6.88	12/15/23	1,815,000	[b,c]	1,904,616
MGM Resorts International, Gtd. Notes		6.00	3/15/23	485,000	[b]	535,925
Midcontinent Communications, Gtd. Notes		6.88	8/15/23	1,155,000	[b,c]	1,250,287
Prime Security Services Borrower, Scd. Notes		9.25	5/15/23	3,675,000	[b,c]	4,064,770
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/25	960,000	[c]	940,800
Reliance Intermediate Holdings, Sr. Scd. Notes		6.50	4/1/23	2,038,000	[b,c]	2,175,565

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Consumer Discretionary - 12.8% (continued)
SFR Group, Sr. Scd. Notes	7.38	5/1/26	3,675,000	[b,c]	3,973,594
TI Group Automotive Systems, Sr. Unscd. Notes	8.75	7/15/23	2,675,000	[b,c]	2,848,875
Townsquare Media, Gtd. Notes	6.50	4/1/23	1,285,000	[b,c]	1,309,094
United Rentals North America, Gtd. Notes	7.63	4/15/22	292,000	[b]	304,279
Wave Holdco, Sr. Unscd. Notes	8.25	7/15/19	1,228,528	[b,c]	1,237,742
William Lyon Homes, Gtd. Notes	5.88	1/31/25	2,270,000	[b]	2,332,425
				33,335,965
Consumer Staples - 2.2%
Kronos Acquisition Holdings, Sr. Unscd. Notes	9.00	8/15/23	2,390,000	[b,c]	2,336,225
New Albertson's, Sr. Unscd. Bonds	8.00	5/1/31	2,390,000		1,923,950
Post Holdings, Gtd. Notes	8.00	7/15/25	1,310,000	[b,c]	1,486,850
				5,747,025
Energy - 19.6%
Alta Mesa Holdings, Sr. Unscd. Notes	7.88	12/15/24	1,865,000	[b,c]	2,023,525
Archrock Partners, Gtd. Notes	6.00	4/1/21	240,000	[b]	236,400
Archrock Partners, Sr. Unscd. Notes	6.00	10/1/22	1,270,000	[b]	1,241,425
California Resources, Scd. Notes	8.00	12/15/22	685,000	[c]	447,819
Carrizo Oil & Gas, Gtd. Notes	7.50	9/15/20	2,615,000	[b]	2,673,837
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	7.00	6/30/24	2,235,000	[b]	2,550,694
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/25	495,000	[b]	534,600
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/25	1,245,000	[c]	1,276,125
Chesapeake Energy, Gtd. Notes	8.00	6/15/27	915,000	[c]	908,138
Chesapeake Energy, Scd. Notes	8.00	12/15/22	518,000	[c]	560,735
Chesapeake Energy, Sr. Unscd. Notes	8.00	1/15/25	1,065,000	[c]	1,078,313
CVR Refining, Gtd. Notes	6.50	11/1/22	2,050,000	[b]	2,101,250

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Energy - 19.6% (continued)
Energy Transfer Equity, Sr. Scd. Notes	7.50	10/15/20	2,500,000	[b]	2,828,125
Enviva Partners, Gtd. Notes	8.50	11/1/21	2,695,000	[b]	2,880,281
Everest Acquisition Finance, Scd. Notes	8.00	2/15/25	640,000	[b,c]	501,600
Extraction Oil & Gas, Gtd. Notes	7.88	7/15/21	2,165,000	[b,c]	2,294,900
Forum Energy Technologies, Gtd. Notes	6.25	10/1/21	975,000	[b]	982,313
Genesis Energy, Gtd. Notes	6.75	8/1/22	1,900,000	[b]	1,952,250
Gulfport Energy, Gtd. Notes	6.00	10/15/24	1,095,000	[b]	1,108,688
Laredo Petroleum, Gtd. Notes	7.38	5/1/22	1,975,000	[b]	2,051,531
Matador Resources, Gtd. Notes	6.88	4/15/23	1,955,000	[b]	2,079,631
Murray Energy, Scd. Notes	11.25	4/15/21	1,095,000	[c]	657,000
Nabors Industries, Gtd. Notes	9.25	1/15/19	1,700,000	[b]	1,836,000
Noble Holding International, Gtd. Notes	7.75	1/15/24	1,495,000	[b]	1,334,287
Oasis Petroleum, Gtd. Notes	6.50	11/1/21	225,000	[b]	230,625
Oasis Petroleum, Gtd. Notes	6.88	3/15/22	1,200,000	[b]	1,227,000
PDC Energy, Gtd. Notes	6.13	9/15/24	1,490,000	[b]	1,564,500
Precision Drilling, Gtd. Notes	7.75	12/15/23	1,325,000	[b]	1,358,125
RSP Permian, Gtd. Notes	6.63	10/1/22	920,000	[b]	968,300
Sanchez Energy, Gtd. Notes	7.75	6/15/21	2,835,000	[b]	2,700,337
SemGroup, Gtd. Notes	7.25	3/15/26	3,000,000	[c]	3,030,000
SESI, Gtd. Notes	7.75	9/15/24	1,490,000	[c]	1,545,875
Trinidad Drilling, Sr. Unscd. Notes	6.63	2/15/25	1,710,000	[b,c]	1,607,400
Unit, Gtd. Notes	6.63	5/15/21	610,000	[b]	614,575
				50,986,204

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Financials - 16.5%
Ally Financial, Gtd. Notes		7.50	9/15/20	860,000	[b]	969,650
Ally Financial, Gtd. Notes		8.00	11/1/31	3,045,000	[b]	3,942,970
Ashton Woods USA, Sr. Unscd. Notes		6.88	2/15/21	625,000	[b,c]	640,625
AssuredPartners, Sr. Unscd. Notes		7.00	8/15/25	685,000	[c]	702,981
Cabot Financial, Sr. Scd. Notes	GBP	8.38	8/1/20	475,000		667,146
Cabot Financial, Sr. Scd. Notes	GBP	7.50	10/1/23	1,200,000	[c]	1,755,933
Consolidated Energy Finance, Gtd. Notes		6.75	10/15/19	427,000	[b,c]	435,006
Eagle Holding Co II, Sr. Unscd. Notes		7.63	5/15/22	2,925,000	[c]	3,042,000
FBM Finance, Sr. Unscd. Notes		8.25	8/15/21	2,100,000	[b,c]	2,257,500
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/23	1,170,000	[c]	1,771,674
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/22	595,000		861,824
Hub Holdings, Sr. Unscd. Notes		8.13	7/15/19	3,740,000	[b,c]	3,756,362
HUB International, Sr. Unscd. Notes		7.88	10/1/21	1,175,000	[b,c]	1,224,937
International Lease Finance, Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,740,658
International Lease Finance, Sr. Unscd. Notes		8.63	1/15/22	1,255,000	[b]	1,539,092
JPMorgan Chase & Co., Jr. Sub. Notes, 3 Month LIBOR + 3.33%		6.10	12/31/49	1,263,000	[d]	1,395,602
Navient, Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	2,794,037
Solera, Sr. Unscd. Notes		10.50	3/1/24	2,650,000	[b,c]	3,030,142
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/25	1,205,000	[c]	1,220,062
USIS Merger Sub, Sr. Unscd. Notes		6.88	5/1/25	2,335,000	[c]	2,384,619
VHF Parent, Scd. Notes		6.75	6/15/22	1,805,000	[c]	1,883,969
York Risk Services Holding, Gtd. Notes		8.50	10/1/22	3,055,000	[b,c]	3,024,450
					43,041,239

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Health Care - 12.0%
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	530,000	[c]	667,120
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	1,165,000		1,466,405
Community Health Systems, Gtd. Notes		8.00	11/15/19	1,900,000	[b]	1,857,250
Community Health Systems, Sr. Scd. Notes		6.25	3/31/23	775,000	[b]	768,219
HCA, Gtd. Notes		7.50	2/15/22	5,470,000	[b]	6,288,804
IASIS Healthcare, Gtd. Notes		8.38	5/15/19	2,445,000	[b]	2,455,697
Jaguar Holding Co II, Gtd. Notes		6.38	8/1/23	390,000	[b,c]	409,013
Kindred Healthcare, Gtd. Notes		8.75	1/15/23	1,200,000	[b]	1,124,880
MPH Acquisition Holdings, Sr. Unscd. Notes		7.13	6/1/24	2,645,000	[b,c]	2,849,987
Prestige Brands, Gtd. Notes		6.38	3/1/24	890,000	[b,c]	961,200
Synlab Unsecured Bondco, Gtd. Bonds	EUR	8.25	7/1/23	2,125,000		2,756,347
Tenet Healthcare, Sr. Unscd. Notes		8.13	4/1/22	2,580,000	[b]	2,631,600
Universal Hospital Services, Scd. Notes		7.63	8/15/20	1,100,000		1,119,250
Valeant Pharmaceuticals International, Gtd. Notes		7.50	7/15/21	2,840,000	[b,c]	2,840,000
Valeant Pharmaceuticals International, Gtd. Notes		5.88	5/15/23	710,000	[b,c]	629,238
Valeant Pharmaceuticals International, Gtd. Notes		6.13	4/15/25	1,155,000	[b,c]	1,017,844
Valeant Pharmaceuticals International, Sr. Scd. Notes		6.50	3/15/22	395,000	[b,c]	417,713
Valeant Pharmaceuticals International, Sr. Scd. Notes		7.00	3/15/24	490,000	[b,c]	523,075
West Street Merger Sub, Sr. Unscd. Notes		6.38	9/1/25	545,000	[c]	545,000
					31,328,642
Industrials - 12.2%
Ahern Rentals, Scd. Notes		7.38	5/15/23	1,385,000	[b,c]	1,274,200
BlueLine Rental, Scd. Notes		9.25	3/15/24	2,180,000	[b,c]	2,351,675
Bombardier, Sr. Unscd. Notes		7.75	3/15/20	425,000	[b,c]	454,219

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Industrials - 12.2% (continued)
Bombardier, Sr. Unscd. Notes		7.50	3/15/25	1,745,000	[b,c]	1,749,362
Brand Energy & Infrastructure Services, Sr. Unscd. Notes		8.50	7/15/25	2,525,000	[c]	2,739,625
Cemex, Sr. Scd. Notes		7.75	4/16/26	1,310,000	[c]	1,508,465
CEMEX Finance, Sr. Scd. Notes		9.38	10/12/22	1,736,000	[b,c]	1,822,800
Engility, Gtd. Notes		8.88	9/1/24	2,075,000	[b]	2,285,094
Gates Global, Gtd. Notes		6.00	7/15/22	2,175,000	[b,c]	2,245,687
GFL Environmental, Sr. Unscd. Notes		9.88	2/1/21	2,630,000	[b,c]	2,816,730
Grinding Media, Sr. Scd. Notes		7.38	12/15/23	1,640,000	[b,c]	1,783,500
RSI Home Products, Scd. Notes		6.50	3/15/23	1,270,000	[b,c]	1,339,850
Tutor Perini, Sr. Unscd. Notes		6.88	5/1/25	840,000	[c]	913,500
Wabash National, Gtd. Notes		5.50	10/1/25	375,000	[c]	383,438
Welbilt, Sr. Unscd. Notes		9.50	2/15/24	1,600,000		1,846,000
WFS Global Holdings, Sr. Scd. Bonds	EUR	9.50	7/15/22	745,000		964,159
Wrangler Buyer, Sr. Unscd. Notes		6.00	10/1/25	405,000	[c]	414,113
XPO Logistics, Gtd. Notes		6.50	6/15/22	1,815,000	[b,c]	1,912,556
XPO Logistics, Gtd. Notes		6.13	9/1/23	495,000	[b,c]	518,513
Zachry Holdings, Sr. Unscd. Notes		7.50	2/1/20	2,300,000	[b,c]	2,380,500
					31,703,986
Information Technology - 10.5%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/25	920,000	[c]	972,900
BMC Software Finance, Sr. Unscd. Notes		8.13	7/15/21	1,480,000	[b,c]	1,522,550
Dell International, Gtd. Notes		7.13	6/15/24	855,000	[b,c]	944,924
Exela Intermediate, Sr. Scd. Notes		10.00	7/15/23	945,000	[c]	933,188
First Data, Gtd. Notes		7.00	12/1/23	4,450,000	[b,c]	4,762,835

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Information Technology - 10.5% (continued)
Genesys Telecommunications Laboratories, Gtd. Notes	10.00	11/30/24	2,590,000	[b,c]	2,933,175
Infor Software Parent, Gtd. Notes	7.13	5/1/21	2,410,000	[b,c]	2,464,948
Infor US, Gtd. Notes	6.50	5/15/22	735,000	[b]	765,774
Rackspace Hosting, Sr. Unscd. Notes	8.63	11/15/24	1,960,000	[b,c]	2,094,750
Riverbed Technology, Gtd. Notes	8.88	3/1/23	1,274,000	[b,c]	1,218,263
RP Crown Parent, Sr. Scd. Notes	7.38	10/15/24	1,795,000	[b,c]	1,842,119
Sophia, Sr. Unscd. Notes	9.00	9/30/23	2,435,000	[b,c]	2,535,444
TTM Technologies, Gtd. Notes	5.63	10/1/25	1,250,000	[c]	1,267,969
ViaSat, Sr. Unscd. Notes	5.63	9/15/25	1,150,000	[c]	1,162,995
Western Digital, Gtd. Notes	10.50	4/1/24	1,585,000		1,866,337
				27,288,171
Materials - 25.2%
AK Steel, Gtd. Notes	6.38	10/15/25	630,000		623,700
AK Steel, Gtd. Notes	7.00	3/15/27	1,850,000	[b]	1,893,937
Alcoa Nederland Holding, Gtd. Notes	6.75	9/30/24	245,000	[b,c]	272,563
Alcoa Nederland Holding, Gtd. Notes	7.00	9/30/26	185,000	[b,c]	210,438
Anglo American Capital, Gtd. Notes	9.38	4/8/19	2,535,000	[c]	2,808,197
ArcelorMittal, Sr. Unscd. Bonds	7.50	10/15/39	1,330,000	[b]	1,602,650
ARD Finance, Sr. Scd. Notes	7.13	9/15/23	2,000,000	[b]	2,140,000
Ardagh Packaging Finance, Gtd. Notes	7.25	5/15/24	3,490,000	[b,c]	3,841,164
Big River Steel, Sr. Scd. Notes	7.25	9/1/25	930,000	[c]	989,055
BWAY Holding, Sr. Unscd. Notes	7.25	4/15/25	3,260,000	[c]	3,365,950
Chemours, Gtd. Notes	7.00	5/15/25	1,385,000	[b]	1,540,812
Consolidated Energy Finance, Sr. Unscd. Notes	6.88	6/15/25	1,225,000	[c]	1,287,781

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Materials - 25.2% (continued)
Constellium, Sr. Unscd. Notes		6.63	3/1/25	1,930,000	[b,c]	1,980,662
CVR Partners, Scd. Notes		9.25	6/15/23	2,320,000	[b,c]	2,479,500
First Quantum Minerals, Gtd. Notes		7.25	4/1/23	1,835,000	[b,c]	1,894,637
FMG Resources August 2006, Sr. Scd. Notes		9.75	3/1/22	1,625,000	[b,c]	1,831,375
Freeport-McMoRan, Gtd. Notes		5.45	3/15/43	1,145,000	[b]	1,075,584
Hillman Group, Gtd. Notes		6.38	7/15/22	1,265,000	[b,c]	1,265,000
Horizon Holdings I, Gtd. Notes	EUR	7.25	8/1/23	570,000	[c]	721,288
Horizon Parent Holdings, Sr. Scd. Bonds	EUR	8.25	2/15/22	1,735,000	[c]	2,195,264
Hudbay Minerals, Gtd. Notes		7.25	1/15/23	735,000	[b,c]	786,450
Hudbay Minerals, Gtd. Notes		7.63	1/15/25	2,190,000	[b,c]	2,381,669
Kleopatra Holdings I, Sr. Scd. Notes	EUR	8.50	6/30/23	1,480,000	[c]	1,733,897
Kraton Polymers, Gtd. Notes		10.50	4/15/23	3,577,000	[b,c]	4,104,607
Kraton Polymers, Gtd. Notes		7.00	4/15/25	1,480,000	[b,c]	1,594,700
Mercer International, Gtd. Notes		7.75	12/1/22	2,620,000	[b]	2,790,300
Mercer International, Sr. Unscd. Notes		6.50	2/1/24	255,000	[b]	265,838
Novelis, Gtd. Notes		6.25	8/15/24	840,000	[b,c]	877,968
Novelis, Gtd. Notes		5.88	9/30/26	665,000	[b,c]	676,638
Peabody Energy, Sr. Scd. Notes		6.00	3/31/22	380,000	[c]	393,775
Peabody Energy, Sr. Scd. Notes		6.38	3/31/25	465,000	[c]	479,531
Platform Specialty Products, Sr. Unscd. Notes		10.38	5/1/21	3,745,000	[b,c]	4,091,412
Ply Gem Industries, Gtd. Notes		6.50	2/1/22	435,000	[b]	456,881
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/24	2,620,000	[b,c]	2,795,212
Signode Industrial Group, Gtd. Notes		6.38	5/1/22	2,520,000	[b,c]	2,627,100

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Materials - 25.2% (continued)
Summit Materials, Gtd. Notes		8.50	4/15/22	2,030,000	[b]	2,293,900
Teck Resources, Gtd. Notes		6.25	7/15/41	880,000	[b]	998,202
Tronox Finance, Gtd. Notes		7.50	3/15/22	975,000	[b,c]	1,032,281
Univar USA, Gtd. Notes		6.75	7/15/23	1,200,000	[b,c]	1,263,000
					65,662,918
Real Estate - .5%
Uniti Group, Gtd. Notes		8.25	10/15/23	1,450,000	[b]	1,286,875
Telecommunications - 20.0%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/26	790,000	[b,c]	870,975
Altice Finco, Gtd. Notes		7.63	2/15/25	210,000	[b,c]	222,338
Altice Finco, Scd. Notes		8.13	1/15/24	1,900,000	[b,c]	2,061,500
Altice Luxembourg, Gtd. Notes		7.75	5/15/22	2,330,000	[b,c]	2,475,625
Altice Luxembourg, Gtd. Notes		7.63	2/15/25	2,340,000	[b,c]	2,533,050
CB Escrow, Sr. Unscd. Notes		8.00	10/15/25	1,270,000	[c]	1,282,700
CenturyLink, Sr. Unscd. Notes, Ser. W		6.75	12/1/23	2,915,000	[b]	2,959,710
Cincinnati Bell, Gtd. Notes		7.00	7/15/24	570,000	[b,c]	558,600
Crystal Almond, Sr. Scd. Bonds	EUR	10.00	11/1/21	1,150,000		1,519,009
CSC Holdings, Sr. Unscd. Notes		10.13	1/15/23	4,900,000	[b,c]	5,665,625
Digicel, Gtd. Notes		6.75	3/1/23	615,000	[c]	605,006
Digicel Group, Sr. Unscd. Notes		8.25	9/30/20	3,175,000	[c]	3,113,500
Digicel Group, Sr. Unscd. Notes		7.13	4/1/22	1,425,000	[c]	1,298,531
DISH DBS, Gtd. Notes		7.75	7/1/26	4,320,000	[b]	4,968,000
Frontier Communications, Sr. Unscd. Notes		11.00	9/15/25	1,765,000	[b]	1,509,075
Hughes Satellite Systems, Gtd. Notes		7.63	6/15/21	3,010,000	[b]	3,429,203

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 137.3% (continued)
Telecommunications - 20.0% (continued)
Intelsat Jackson Holdings, Gtd. Notes	7.50	4/1/21	940,000		895,350
Intelsat Jackson Holdings, Sr. Unscd. Notes	9.75	7/15/25	950,000	[c]	961,875
Sable International Finance, Gtd. Notes	6.88	8/1/22	2,385,000	[b,c]	2,575,800
Sprint, Gtd. Notes	7.63	2/15/25	375,000	[b]	432,188
Sprint Capital, Gtd. Notes	8.75	3/15/32	800,000	[b]	1,025,000
Sprint Communications, Gtd. Notes	9.00	11/15/18	1,175,000	[b,c]	1,263,125
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/21	5,325,000	[b]	6,795,019
T-Mobile USA, Gtd. Bonds	6.84	4/28/23	2,840,000	[b]	3,006,850
				52,027,654
Utilities - 1.6%
Dynegy, Gtd. Notes	7.63	11/1/24	795,000		827,794
NRG Energy, Gtd. Notes	7.88	5/15/21	767,000	[b]	789,243
NRG Energy, Gtd. Notes	6.63	1/15/27	950,000	[b]	999,875
The Williams Companies, Sr. Unscd. Notes	7.88	9/1/21	1,335,000	[b]	1,575,300
				4,192,212
Total Bonds and Notes (cost $341,783,410)			357,702,814

Floating Rate Loan Interests - 2.8%
Energy - .4%
Granite Acquisition, Second Lien Term B Loan, LIBOR + 7.25%	8.52	10/14/22	1,125,000	[d]	1,129,219
Financials - 1.6%
Asurion, Term Loan, LIBOR + 6.00%	7.31	7/14/25	2,810,000	[d]	2,878,789
Capital Automotive, Term Loan, LIBOR + 6.00%	7.29	3/21/25	1,115,000	[d]	1,132,773
				4,011,562
Information Technology - .8%
Almonde, Second Lien Term Loan, LIBOR + 7.25%	8.52	4/28/25	2,040,000	[d]	2,081,891
Total Floating Rate Loan Interests (cost $7,184,618)			7,222,672

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Short-Term Investments - .1%
U. S. Treasury Bills (cost $258,795)	1.10	3/1/18	260,000	[e]	258,789
Description			Shares		Value ($)
Other Investment - 3.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,221,141)			8,221,141	[f]	8,221,141
Total Investments (cost $357,447,964)			143.4%	373,405,416
Liabilities, Less Cash and Receivables			(43.4%)	(112,972,245)
Net Assets			100.0%	260,433,171

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on collateral for Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities were valued at $212,654,504 or 81.65% of net assets.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Held by a broker as collateral for open forward currency exchange contracts.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	137.3
Short-Term/Money Market Investment	3.3
Floating Rate Loan Interests	2.8
143.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 3/31/2017 ($)	Purchases ($)	Sales ($)	Value 9/30/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,656,744	72,582,954	69,018,557	8,221,141	3.2	28,002

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2017 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Barclays Bank
United States Dollar	3,312,867	British Pound,	2,450,000	10/31/17	26,394
Common Wealth Bank of Australia
United States Dollar	5,103,923	Euro,	4,265,000	10/31/17	54,246
Goldman Sachs International
United States Dollar	4,264,333	Euro,	3,565,000	10/31/17	43,443
United States Dollar	3,944,990	British Pound,	2,905,000	10/31/17	48,172
Morgan Stanley Capital Services
United States Dollar	4,906,087	Euro,	4,110,000	10/31/17	39,927
Gross Unrealized Appreciation					212,182

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	349,226,823	365,184,275
Affiliated issuers	8,221,141	8,221,141
Cash denominated in foreign currency	2,101,897	2,110,429
Dividends and interest receivable		7,799,140
Receivable for investment securities sold		2,267,141
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		212,182
Prepaid expenses		104,477
		385,898,785
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		246,979
Loan payable—Note 2		116,000,000
Payable for investment securities purchased		8,904,711
Interest and loan fees payable—Note 2		200,267
Accrued expenses		113,657
		125,465,614
Net Assets ($)		260,433,171
Composition of Net Assets ($):
Paid-in capital		310,946,626
Accumulated distributions in excess of investment income—net		(2,121,486)
Accumulated net realized gain (loss) on investments		(64,578,886)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		16,186,917
Net Assets ($)		260,433,171
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,707,688
Net Asset Value Per Share ($)		3.58

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2017 (Unaudited)

Investment Income ($):
Income:
Interest	13,007,758
Dividends from affiliated issuers	28,002
Total Income	13,035,760
Expenses:
Management fee—Note 3(a)	1,415,852
Interest expense—Note 2	1,315,015
Professional fees	111,828
Registration fees	35,514
Trustees’ fees and expenses—Note 3(c)	27,474
Shareholders’ reports	13,837
Custodian fees—Note 3(b)	12,133
Shareholder servicing costs	8,317
Miscellaneous	41,786
Total Expenses	2,981,756
Investment Income—Net	10,054,004
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,118,109
Net realized gain (loss) on forward foreign currency exchange contracts	(1,666,060)
Net Realized Gain (Loss)	452,049
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,217,477
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	115,195
Net Unrealized Appreciation (Depreciation)	2,332,672
Net Realized and Unrealized Gain (Loss) on Investments	2,784,721
Net Increase in Net Assets Resulting from Operations	12,838,725

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2017 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(84,590,655)
Net proceeds from sales of short-term securities	(3,822,610)
Proceeds from sales of portfolio securities	93,331,954
Interest received	13,271,848
Dividends received	23,101
Interest and loan fees paid	(1,287,035)
Operating expenses paid	(121,162)
Paid to The Dreyfus Corporation	(1,433,577)
Realized loss from forward foreign currency exchange contracts transactions	(1,666,060)
Net Cash Provided by Operating Activities		13,705,804
Cash Flows from Financing Activities ($):
Dividends paid	(13,051,030)
Increase in loan outstanding	-
Net Cash Used in Financing Activities		(13,051,030)
Net decrease in cash		654,774
Cash at beginning of period		1,455,655
Cash and cash denominated in foreign currency at end of period		2,110,429
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		12,838,725
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(84,590,655)
Proceeds from sales of portfolio securities		93,331,954
Net proceeds from sales of short-term securities		(3,822,610)
Increase in interest receivable		(561,894)
Increase in dividends receivable		(4,901)
Increase in interest and loan fees payable		27,980
Decrease in accrued operating expenses		(53,140)
Decrease in Due to The Dreyfus Corporation and affiliates		(17,725)
Decrease in prepaid expenses		182,867
Net realized gain on investments and foreign currency transactions		(452,049)
Net unrealized appreciation on investments and foreign currency transactions		(2,332,672)
Net amortization of premiums on investments		825,984
Realized loss from forward foreign currency exchange contracts transactions		(1,666,060)
Net Cash Provided By Operating Activities		13,705,804

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Operations ($):
Investment income—net	10,054,004	20,789,322
Net realized gain (loss) on investments	452,049	(539,402)
Net unrealized appreciation (depreciation) on investments	2,332,672	24,778,070
Net Increase (Decrease) in Net Assets Resulting from Operations	12,838,725	45,027,990
Distributions to Shareholders from ($):
Investment income—net	(11,124,276)	(23,477,376)
Beneficial Interest Transactions ($):
Distributions reinvested	-	224,060
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	-	224,060
Total Increase (Decrease) in Net Assets	1,714,449	21,774,674
Net Assets ($):
Beginning of Period	258,718,722	236,944,048
End of Period	260,433,171	258,718,722
Distributions in excess of investment income—net	(2,121,486)	(1,051,214)
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	-	65,443
Net Increase (Decrease) in Shares Outstanding	-	65,443

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Six Months Ended
September 30, 2017		Year Ended March 31,
	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	3.56	3.26	3.84	4.11	4.10	3.90
Investment Operations:
Investment income—net[a]	.14	.29	.30	.32	.36	.38
Net realized and unrealized gain (loss) on investments	.03	.33	(.53)	(.23)	.05	.26
Total from Investment Operations	.17	.62	(.23)	.09	.41	.64
Distributions:
Dividends from investment income—net	(.15)	(.32)	(.35)	(.36)	(.40)	(.44)
Net asset value, end of period	3.58	3.56	3.26	3.84	4.11	4.10
Market value, end of period	3.53	3.39	3.13	3.65	4.19	4.40
Total Return (%)[b]	8.75[c]	19.23	(4.44)	(4.51)	4.95	5.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.29[d]	2.12	1.91	1.81	1.92	2.03[e]
Ratio of net expenses to average net assets	2.29[d]	2.12	1.91	1.74	1.71	1.82[f]
Ratio of interest expense to average net assets	1.01[d]	.83	.64	.52	.51	.57
Ratio of net investment income to average net assets	7.71[d]	8.30	8.63	8.04	8.80	9.56
Portfolio Turnover Rate	23.86[c]	53.96	54.23	48.20	48.39	42.42
Net Assets, end of period ($ x 1,000)	260,433	258,719	236,944	279,308	297,911	297,210
Average borrowings outstanding ($ x 1,000)	116,481	114,882	116,593	120,000	120,000	120,000
Weighted average number of fund
shares outstanding ($ x 1,000)	72,708	72,708	72,642	72,621	72,518	72,410
Average amount of debt per share ($)	1.60	1.58	1.61	1.65	1.65	1.66

a Based on average shares outstanding.

b Calculated based on market value.

c Not annualized.

d Annualized.

e The presentation of total expense ratios has been changed to include interest expense. Total expenses excluding interest expense for the period ended March 31, 2013 were previously presented as 1.46%.

f The presentation of net expense ratios has been changed to include interest expense. Net expenses excluding interest expense for the period ended March 31, 2013 were previously presented as 1.25%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2017 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	357,702,814	–	357,702,814
Floating Rate Loan Interests†	–	7,222,672	–	7,222,672
Registered Investment Company	8,221,141	–	–	8,221,141
U.S. Treasury Bills†	–	258,789	–	258,789
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	212,182	–	212,182

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

The fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

(f) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On September 27, 2017, the Board declared a cash dividend of $0.0235 per share from undistributed investment income-net, payable on October 26, 2017 to Shareholders of record as of the close of business on October 12, 2017. The ex-dividend date was October 11, 2017.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $60,340,346 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2017. If not applied,

$33,464,139 of the carryover expires in fiscal year 2018. The fund has $5,308,104 of post-enactment short-term capital losses and $21,568,103 of post enactment long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2017 was as follows: ordinary income $23,477,376. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 21, 2018, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $252,679,022 as of September 30, 2017. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended September 30, 2017, total expenses pursuant to the Agreement amounted to $1,315,015.

The average amount of borrowings outstanding under the Agreement during the period ended September 30, 2017 was $116,480,900, with a related weighted average annualized interest rate of 2.25% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with Dreyfus, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2017, the fund was charged $12,133 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended September 30, 2017, the fund was charged $3,363 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $231,616, custodian fees $12,000 and Chief Compliance Officer fees $3,363.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2017, amounted to $88,255,791 and $95,524,398, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at September 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	212,182	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	212,182	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	212,182	-

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	26,394		-	-	26,394
Commonwealth Bank of Australia	54,246		-	-	54,246
Goldman Sachs International	91,615		-	-	91,615
Morgan Stanley Capital Services	39,927		-	-	39,927
Total	212,182		-	-	212,182

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2017:

Average Market Value ($)
Forward contracts	19,378,268

At September 30, 2017, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $16,169,634, consisting of $19,221,313 gross unrealized appreciation and $3,051,679 gross unrealized depreciation.

At September 30, 2017, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Products and Performance. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 3, 2017.

	Shares
	For	Authority Withheld
To elect two Class III Trustees: †
Joseph S. DiMartino	59,494,680	2,752,552
Kenneth A. Himmel	52,362,272	9,884,960

† The terms of these Class III Trustees expire in 2020.

NOTES

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	Chris Barris
Roslyn M. Watson	Kevin Cronk
Benaree Pratt Wiley	Josephine Shin
Officers	Stephen Sylvester
President	Manager
Bradley J. Skapyak	The Dreyfus Corporation
Chief Legal Officer	Custodian
Bennett A. MacDougall	The Bank of New York Mellon
Vice President and Secretary	Counsel
Janette E. Farragher	K&L Gates LLP
Vice Presidents and Assistant Secretaries	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Joseph M. Chioffi	Computershare Inc.
Maureen E. Kane	Stock Exchange Listing
Sarah S. Kelleher	NYSE Symbol: DHF
Jeff Prusnofsky	Initial SEC Effective Date
Natalya Zelensky	4/23/98
Treasurer
James Windels
Assistant Treasurer
Richard Cassaro
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0430SA0917

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 28, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    November 28, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)